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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 May 4, 2001
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                Date of Report (Date of earliest event reported)



                                Brooktrout, Inc.
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               (Exact Name of Registrant as Specified in Charter)




       Massachusetts                000-20698                   04-2814792
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 (State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)



                           250 First Avenue, Suite 300
                                Needham, MA 02494
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (781) 449-4100
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            This Current Report on Form 8-K may contain forward-looking statements within the meaning of the federal securities laws. Reliance should not be placed on forward-looking statements because they involve known and unknown risks and uncertainties, which may cause the actual results, performance, and achievements of the Registrant to differ materially from the anticipated future results, performance, and achievements that are expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, the current telecommunications market slow down and its impact on customers' business and financial strength, the ability to keep pace with the evolution of the telecommunications hardware and software market, the impact of competition, the reliance on a small number of customers, and the impact of changes to regulations affecting the telecommunications or Internet industries. Additional information concerning these and other risk factors is contained in the "Risk Factors" section of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission on March 19, 2001. The Registrant disclaims any obligation to update any of the forward-looking statements contained herein to reflect future developments or events.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)      Financial Statements of Business Acquired: not applicable.

            (b)      Pro Forma Financial Information: not applicable.

            (c)      Exhibits:

                           99.1 - Schedule of Selected Pro Forma Financial Data

ITEM 9.     REGULATION FD DISCLOSURE.

            The Registrant is providing the attached schedules of Pro Forma Statements of Operations from Core Continuing Operations for the four quarters and for the five years ended December 31, 2000 to assist investors in understanding the Registrant's business. The Registrant sold its Brooktrout Software, Inc. ("BSW") subsidiary on April 16, 2001. The attached schedules show, for the periods indicated, the pro forma results of the Registrant's core continuing operations, businesses in which the Registrant currently maintains 100 percent ownership and day-to-day operating and management control. The attached schedules do not include the results of BSW or of the Registrant's non-core activities.
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BROOKTROUT, INC.



Date:  May 4, 2001                    By: /s/ Robert C. Leahy
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                                          Robert C. Leahy
                                          Vice President of Finance and
                                          Operations
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                                  EXHIBIT INDEX

Exhibits
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  99.1          Schedule of Selected Pro Forma Financial Data